Acquisitions - Schedule of Proforma Information of Acquisitions (Detail) - Tantan Limited [Member] ¥ / shares in Units, ¥ in Thousands	12 Months Ended
Dec. 31, 2018 CNY (¥) ¥ / shares
Business Combination Segment Allocation [Line Items]
Pro forma net revenue | ¥	¥ 13,511,439
Pro forma net income attributable to ordinary shareholders of Momo Inc. | ¥	¥ 2,383,646
Pro forma net income per ordinary share - basic | ¥ / shares	¥ 5.86
Pro forma net income per ordinary share - diluted | ¥ / shares	¥ 5.50